Exhibit 10.18

SECOND AMENDMENT TO THE

EMPLOYEE SHARE PURCHASE RIGHTS AGREEMENT

This Second Amendment to the Employee Share Purchase Rights Agreement (the “Amendment”) has been entered into on the 5th of June 2016 by and between:

(1)                                Pangaea Foods SPC for the account of Pangaea Foods (China) SP and BK AsiaPac Pte. Ltd. (BKAP) (collectively the “Shareholders”); and

(2)                                            , having residential address at                   and with PRC ID Card number                  , (the “Employee”)

(each individually a “Party” and collectively the “Parties”).

WHEREAS:

(A)                              The Parties entered into an “Employee Share Purchase Rights Agreement” on the 1st of December 2015 (the “Agreement”) and an “Amendment to the Employee Share Purchase Rights Agreement” on the 5th of May 2016 (the “First Amendment”).

(B)                              The Parties wish to amend the date from which the Agreement shall be deemed effective.

(C)                              Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

NOW THEREFORE, the Parties hereby agree as follows:

1.                            The Parties hereby agree that the date of the Agreement on which it becomes effective (as amended by the First Amendment) shall be amended to be the 2nd of January 2017.

2.                            The vesting dates shall be amended as followings: 50% on 2nd of January 2017, a 25% on 1st December 2017, and the final 25% on 1st December 2018.

3.                            The following paragraph shall be added to the end of Clause 7 of the Agreement: “The Parties acknowledge that there is a study being conducted at TFI for the purpose of establishing an employee stock option plan (“ESOP”) at the TFI level for certain employees within the entire TFI group of companies. Upon the completion of the study, the Employee and TFI will reach a mutual agreement on the conversion of the Employee’s Share Purchase Rights set out in this Agreement into rights in the ESOP at TFI level.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives on the date first set forth above.

Pangaea Foods, SPC for the account of Pangaea Foods (China) SP

BK AsiaPac Pte. Ltd. (BKAP)

By:	By:

Name:	Name:
Title:	Title:

Employee:

Name:
Title: